Exhibit 10.15

September 4, 2015

ABEET LLC
Dr. Thomas Autobee
108 Pitkin Ave.
Pueblo, Colorado 81004

RE:	Promissory Note made on July 8, 2013 (“July Note”) and Promissory Note made on November 15, 2013 (“November Note”) by Aegis Identity Software, Inc. (the “Company”)

Dear Tom.

The Company is in receipt of your request dated August 7, 2015 indicating you would like to convert all amounts due under the July Note and the November Note into the shares of common stock at a price of $4.00 per share.  The July Note has a principal balance of $2,500 and accrued interest of $1,637.56 as of August 7, 2015 for a total amount due of $4,137.56.  The November Note has a principal balance of $25,000, a fee of $250 and accrued interest of $4,931.51 as of August 7, 2015 for a total amount due of $30,181.51.  The aggregate amount due under the Notes is $34,319.07 which would convert into 8,580 shares of common stock.  Once you have tendered the original promissory notes marked “paid in full” along with a signed copy of this letter agreement the Company will proceed with the conversion of this debt to equity.

Please sign and date to acknowledge your agreement with these terms.

AEGIS IDENTITY SOFTWARE, INC.

/s/ J. Ralph Armijo
J. Ralph Armijo Executive Chairman

ACKNOWLEDGED & AGREED:

ABEET LLC

/s/ Dr. Thomas V. Autobee
Dr. Thomas V. Autobee

PROMISSORY NOTE

USD $20,000.00	Englewood, Colorado July 8, 2013

FOR VALUE RECEIVED, Aegis Identity Software, Inc., a Colorado corporation (“Maker”), hereby promises to pay to the order of ABEET LLC, a limited liability company formed in the State of Colorado (“Holder”), in lawful money of the United States at the address of Holder set forth herein, or such other place as the Holder may designate, the principal amount of Twenty Thousand Dollars and 00/100 ($20,000.00), together with accrued Interest (the “Note”).  This Note has been executed by Maker on the date set forth above (the “Effective Date”) as evidence of a short-term loan made by Holder to Maker for general working capital purposes.

1.           Interest Rate.  This Note shall accrue interest at the rate of twelve percent (12%) per annum calculated from the Effective Date (“Interest”), to be paid on the Maturity Date.

2.           Maturity Date.  The principal amount of this Note, all accrued Interest and any other sums due hereunder are due and payable in full on or before January 8, 2014 (the “Maturity Date”).  The parties may mutually agree to extend the Maturity Date.

3.           Application of Payments.

    3.1           Except as otherwise expressly provided herein, payments under this Note shall be applied first to the repayment of any sums incurred by Holder for the payment of any expenses in enforcing the terms of this Note, then to the repayment of Interest, and then to the reduction of the principal balance of the Note.

    3.2           Upon payment in full, this Note shall be marked “Paid in Full” and returned to Maker.

4.           Waiver of Notice.  Maker hereby waives diligence, notice, presentment, protest, demand and also notice of protest, demand and dishonor and nonpayment of this Note, and expressly agrees that this Note, or payment hereunder, may be extended from time to time, all without in any way affecting the liability of the Maker.

5.           Transfer.  This Note may be transferred by Holder at any time, provided that such transfer complies with applicable securities laws.

6.           Events of Default.  The occurrence of any of following events (each an “Event of Default”), not cured in any applicable cure period, shall constitute an Event of Default of Maker:

6.1           The failure to make when due the payment described in this Note, whether on or after the Maturity Date, by acceleration or otherwise, that is not cured within ten (10) business days following notice thereof to Maker; and

6.2           A breach of any material covenant or other provision of this Note, if capable of being cured, is not cured within ten (10) business days following notice thereof to the Maker; and

6.3           The application for the appointment of a receiver or custodian for Maker or the property of Maker, (ii) the entry of an order for relief or the filing of a petition by or against Maker under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against Maker, or (iv) the insolvency of Maker.

Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, Holder may elect, by written notice delivered to Maker, to take any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid balance, including all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest or any other notice of any kind, all of which are hereby expressly waived by Maker, anything contained herein to the contrary notwithstanding, and (ii) exercise any and all other remedies provided hereunder or available at law or in equity.

7.           Prepayment.  Maker may prepay the principal amount outstanding under this Note, in whole and in part, at any time without penalty.

8.           Miscellaneous.

8.1           Successors and Assigns.  Subject to the exceptions specifically set forth in this Note, the terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

8.2           Loss or Mutilation of Note.  Upon receipt by Maker of evidence satisfactory to Maker of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to Maker, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, Maker shall execute and deliver to Holder a new promissory note of like tenor and denomination as this Note.

8.3           Notices.  Any notice, request or other communication required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile, by a scanned PDF transmission via email (receipt confirmed electronically), shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to the Maker, to:

Aegis Identity Software, Inc.
750 West Hampden Avenue
Suite 120
Englewood, CO 80110
Attn:           J. Ralph Armijo
Fax:           (303)474-7892
Email: legal@aegisidentity.com

if to the Holder, to:

ABEET LLC
108 East Pitkin Ave.
Pueblo, CO 81004
Attn: Dr. Thomas Autobee
Email: drtoml08@hotmail.com

Either party hereto may change the above specified recipient or mailing address by notice to the other party given in the manner herein prescribed.  All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally, by facsimile or by scanned PDF transmission via email, provided that any such facsimile or email is received during regular business hours at the recipient’s location) or on the day shown on the return receipt (if delivered by mail or delivery service).

8.4           Governing Law.  This Note shall be governed in all respects by the laws of the State of Colorado as applied to agreements entered into and performed entirely within the State of Colorado by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

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8.5           Waiver and Amendment.  Any term of this Note may be amended, waived or modified only with the written consent of Maker and Holder.

8.6           Enforceability.  If any provision of this Note is determined to be invalid or unenforceable by a court or other authority with like jurisdiction, the remainder of this Note shall not be affected thereby and there shall be added a valid and enforceable provision as similar in terms as possible to the affected provision.

8.7           Remedies; Costs of Collection; Attorneys’ Fees.  No delay or omission by Holder in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between Holder and the undersigned or any other person shall be deemed a waiver by Holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by Holder or the exercise of any other right, remedy, power or privilege by Holder. The rights and remedies of Holder described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity.  If an Event of Default occurs, Maker agrees to pay, in addition to the principal balance of the Note, reasonable attorneys’ fees and any other reasonable costs incurred by Holder in connection with its pursuit of its remedies under this Note.

*  *  *  *  *  *

IN WITNESS WHEREOF, Maker has caused this Note to be signed on the Effective Date.

MAKER:

AEGIS IDENTITY SOFTWARE, INC.

By:	/s/ J. Ralph Armijo
	Name:	J. Ralph Armijo
	Title:	Chief Executive officer

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PROMISSORY NOTE

USD $25,000.00	Englewood, Colorado November 15, 2013

FOR VALUE RECEIVED, Aegis Identity Software, Inc., a Colorado corporation (“Maker”), hereby promises to pay to the order of ABEET LLC, a limited liability company formed in the State of Colorado (“Holder”), in lawful money of the United States at the address of Holder set forth herein, or such other place as the Holder may designate, the principal amount of Twenty-Five Thousand Dollars and 00/100 ($25,000.00), together with the fee and accrued Interest (the “Note”).  This Note has been executed by Maker on the date set forth above (the “Effective Date”) as evidence of a short-term loan made by Holder to Maker for general working capital purposes.

1.           Fee; Interest Rate.  Maker agrees to pay a handling fee of one percent (1%) of the principal amount of the Note which shall be due and payable on the Maturity Date.  Beginning on December 16, 2013, this Note shall accrue interest at the rate of twelve percent (12%) per annum calculated from the Effective Date (“Interest”), to be paid on the Maturity Date.

2.           Maturity Date.  The principal amount of this Note, all accrued Interest and any other sums due hereunder are due and payable in full on or before March 3 1,2014 (the “Maturity Date’).  The parties may mutually agree to extend the Maturity Date.

3.           Application of Payments.

    3.1           Except as otherwise expressly provided herein, payments under this Note shall be applied first to the repayment of any sums incurred by Holder for the payment of any expenses in enforcing the terms of this Note, then to the repayment of Interest and the fee, and then to the reduction to the principal balance of the Note.

    3.2           Upon payment in full, this Note shall be marked “Paid in Full” and returned to Maker.

4.           Waiver of Notice.  Maker hereby waives diligence, notice, presentment, protest, demand and also notice of protest, demand and dishonor and nonpayment of this Note, and expressly agrees that this Note, or payment hereunder, may be extended from time to time, all without in any way affecting the liability of the Maker.

5.           Transfer.  This Note may be transferred by Holder at any time, provided that such transfer complies with applicable securities laws.

6.           Events of Default.  The occurrence of any of following events (each an “Event of Default”), not cured in any applicable cure period, shall constitute an Event of Default of Maker:

    6.1           The failure to make when due the payment described in this Note, whether on or after the Maturity Date, by acceleration or otherwise, that is not cured within ten (10) business days following notice thereof to Maker; and

    6.2           A breach of any material covenant or other provision of this Note, if capable of being cured, is not cured within ten (10) business days following notice thereof to the Maker; and

    6.3           (i) The application for the appointment of a receiver or custodian for Maker or the property of Maker, (ii) the entry of an order tor relief or the filing of a petition by or against Maker under the provisions of any bankruptcy or insolvency law, (iii) any assignment for the benefit of creditors by or against Maker, or (iv) the insolvency of Maker.

Upon the occurrence of any Event of Default that is not cured within any applicable cure period, if any, Holder may elect, by written notice delivered to Maker, to take any or all of the following actions: (i) declare this Note to be forthwith due and payable, whereupon the entire unpaid balance, including all other cash obligations hereunder, shall become forthwith due and payable, without presentment, demand, protest 01 any other notice of any kind, all of which arc hereby expressly waived by Maker, anything contained herein to the contrary notwithstanding, and (ii) exercise any and all other remedies provided hereunder or available at law or in equity.

7.           Prepayment.  Maker may prepay the principal amount outstanding under this Note, in whole and in part, at any time without penalty.

8.           Miscellaneous.

8.1           Successors and Assigns.  Subject to the exceptions specifically set forth in this Note, the terms and conditions of this Note shall inure to the benefit of and be binding upon the respective executors, administrators, heirs, successors and assigns of the parties.

8.2           Loss or Mutilation of Note.  Upon receipt by Maker of evidence satisfactory to Maker of the loss, theft, destruction or mutilation of this Note, together with indemnity reasonably satisfactory to Maker, in the case of loss, theft or destruction, or the surrender and cancellation of this Note, in the case of mutilation, Maker shall execute and deliver to Holder a new promissory note of like tenor and denomination as this Note.

8.3           Notices.  Any notice, request or other communication required or permitted hereunder shall be in writing and shall be delivered personally, by facsimile, by a scanned PDF transmission via email (receipt confirmed electronically), shall be sent by a reputable express delivery service or by certified mail, postage prepaid with return receipt requested, addressed as follows:

if to the Maker, to:

Aegis Identity Software, Inc.
750 West Hampden Avenue
Suite 120
Englewood, CO 80110
Attn:           J. Ralph Armijo
Fax:           (303) 474-7892
Email: legal@aegisidentity.com

if to the Holder, to:

ABEET LLC
108 East Pitkin Ave.
Pueblo, CO 81004
Attn: Dr. Thomas Autobee
Email: drlom I08@hotmail.com

Either party hereto may change the above specified recipient or mailing address by notice to the other party given in the manner herein prescribed.  All notices shall be deemed given on the day when actually delivered as provided above (if delivered personally, by facsimile or by scanned PDF transmission via email, provided that any such facsimile or email is received during regular business hours at the recipient’s location) or on the day shown on the return receipt (if delivered by mail or delivery service).

8.4           Governing Law.  This Note shall be governed in all respects by the laws of the State of Colorado as applied to agreements entered into and performed entirely within the State of Colorado by residents thereof, without regard to any provisions thereof relating to conflicts of laws among different jurisdictions.

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8.5           Waiver and Amendment.  Any term of this Note may be amended, waived or modified only with the written consent of Maker and Holder.

8.6           Enforceability.  If any provision of this Note is determined to be invalid or unenforceable by a court or other authority with like jurisdiction, the remainder of this Note shall not be affected thereby and there shall be added a valid and enforceable provision as similar in terms as possible to the affected provision.

8.7           Remedies; Costs of Collection; Attorneys’ Fees.  No delay or omission by Holder in exercising any of its rights, remedies, powers or privileges hereunder or at law or in equity and no course of dealing between Holder and the undersigned or any other person shall be deemed a waiver by Holder of any such rights, remedies, powers or privileges, even if such delay or omission is continuous or repeated, nor shall any single or partial exercise of any right, remedy, power or privilege preclude any other or further exercise thereof by Holder or the exercise of any other right, remedy, power or privilege by Holder. The rights and remedies of Holder described herein shall be cumulative and not restrictive of any other rights or remedies available under any other instrument, at law or in equity.  If an Event of Default occurs.  Maker agrees to pay, in addition to the principal balance of the Note, reasonable attorneys’ fees and any other reasonable costs incurred by Holder in connection with its pursuit of its remedies under this Note.

*  *  *  *  *

IN WITNESS WHEREOF, Maker has caused this Note to be signed on the Effective Date.

MAKER:

AEGIS IDENTITY SOFTWARE, INC.

By:	/s/ J. Ralph Armijo
	Name:	J. Ralph Armijo
	Title:	Chief Executive Officer

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